UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2010

GENERAL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11656	42-1283895
(Commission File Number)	(IRS Employer Identification No.)

110 N. Wacker Drive, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 960-5000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 7, 2010 General Growth Properties, Inc. (“GGP”) entered into amendments (collectively, the “Second Amendments”) to each of (i) the Cornerstone Investment Agreement (the “Cornerstone Agreement”), dated as of March 31, 2010, as amended, between GGP and REP Investments LLC (“REP”), an affiliate of Brookfield Asset Management Inc., (ii) the Stock Purchase Agreement (the “Fairholme Agreement”), dated as of March 31, 2010, as amended, between GGP and The Fairholme Fund and Fairholme Focused Income Fund (collectively, “Fairholme”), and (iii) the Stock Purchase Agreement (the “Pershing Agreement” and, together with the Cornerstone Agreement and the Fairholme Agreement, the “Investment Agreements”), dated as of March 31, 2010, as amended, between GGP and Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (collectively “Pershing” and, together with REP and Fairholme, the “Investors”).  Additionally, on May 7, 2010, GGP entered into a Waiver Agreement with Pershing (the “Pershing Waiver”).

The Second Amendments and the Pershing Waiver effect, among other things, the following modifications to the Investment Agreements (as previously modified by the first amendments to each Investment Agreement (collectively, the “First Amendments”)):

•                  Pershing has waived its right under the Pershing Agreement to receive warrants (the “Warrants”) to purchase common stock of GGP (“Common Stock”) (but not its right under the Pershing Agreement to receive warrants to purchase common stock of reorganized GGP or the company that GGP will spin-off to its shareholders, as contemplated by the Investment Agreements).

•                  The exercise price per share under the warrants to purchase common stock of reorganized GGP (“New Common Stock”) to be issued to REP (the “REP New Warrants”) upon consummation of the plan of reorganization contemplated by the Investment Agreements (the “Plan”) has been increased from $10.50 to $10.75.

The Investment Agreements and the First Amendments are exhibits to GGP’s Current Reports on 8-K filed with the Securities and Exchange Commission on April 6, 2010 and May 6, 2010, respectively, and the Second Amendments and the Pershing Waiver are exhibits hereto and are incorporated herein by reference.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02.  Unregistered Sales of Equity Securities.

On May 10, 2010, in accordance with the terms of the Investment Agreements, in each case as amended by the applicable First Amendment and Second Amendment, GGP entered into the Warrant and Registration Rights Agreement with Mellon Investor Services LLC as warrant agent (the “Warrant Agreement”), pursuant to which GGP issued 60,000,000 Warrants to REP and 42,857,143 Warrants to Fairholme.

Each Warrant entitles the holder thereof to purchase one share of Common Stock at an initial exercise price of $15 per share, subject to adjustment as provided in the Warrant Agreement.  40% of the Warrants vested upon issuance, 20% of the Warrants will vest on July 12, 2010, and the remaining Warrants will vest in equal daily installments from July 13, 2010 to December 31, 2010, except that any Investor’s Warrants that have not vested on or prior to termination of such Investor’s Investment Agreement will not vest and will be cancelled.  The Warrants will expire on May 10, 2017.  The Warrants were issued to REP and Fairholme in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The Warrant Agreement is an exhibit hereto and is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

On May 10, 2010, pursuant to the Investment Agreements, GGP entered into an amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of November 18, 1998, by and between GGP and BNY Mellon Investor Services, as successor to Norwest Bank Minnesota, N.A., as amended on November 10, 1999, December 31, 2001 and November 18, 2008 (the “Rights Agreement”), to provide that (a) the Rights Agreement is inapplicable to (i) the acquisition by the Investors of the Warrants and the underlying securities thereof, (ii) any anti-dilution adjustments to those Warrants pursuant to the terms of the Warrant Agreement, (iii) any shares of New Common Stock that an Investor may be deemed to own by no actions of its own and (iv) up to an additional 2.5%, 1.786% and 0.714% of the issued and outstanding shares of Common Stock by REP, Fairholme and Pershing, respectively, (b) no Investor shall be deemed to be an Acquiring Person (as defined in the Rights Agreement), (c) neither a Shares Acquisition Date (as defined in the Rights Agreement) nor a Distribution Date (as defined in the Rights Agreement) shall be deemed to occur and (d) the Rights (as defined in the Rights Agreement) shall not separate from the Common Stock, as a result of the acquisition by an Investor of the Warrants, the underlying securities thereof and the acquisition of beneficial ownership of up to the additional shares of Common Stock referred to in (a)(iv) above.

The Rights Agreement Amendment is an exhibit hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

On May 7, 2010, GGP issued a press release announcing, among other things, the modifications to the terms of the Warrants and the REP New Warrants summarized in Item 1.01 hereof.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

10.1        Amendment No. 2 to the Cornerstone Investment Agreement, dated as of May 7, 2010, between REP and GGP.

10.2        Amendment No. 2 to the Stock Purchase Agreement, dated as of May 7, 2010, between Fairholme and GGP.

10.3        Amendment No. 2 to the Stock Purchase Agreement, dated as of May 7, 2010, between Pershing and GGP.

10.4        Warrant and Registration Rights Agreement, dated as of May 10, 2010, between GGP and Mellon Investor Services LLC.

10.5        Waiver Agreement, dated as of May 7, 2010, between Pershing and GGP.

10.6        Fourth Amendment to Rights Agreement, dated as of May 10, 2010, between GGP and BNY Mellon Investor Services LLC.

99.1        Press Release titled “General Growth Properties Obtains Court Approval for Bidding Procedures and Issuance of Warrants Related to Enhanced Investment Proposal from Brookfield, Pershing Square and Fairholme” dated May 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

	By:	/s/ Edmund Hoyt

	Name:	Edmund Hoyt
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 13, 2010

Exhibit Index

10.1        Amendment No. 2 to the Cornerstone Investment Agreement, dated as of May 7, 2010, between REP and GGP.

10.2        Amendment No. 2 to the Stock Purchase Agreement, dated as of May 7, 2010, between Fairholme and GGP.

10.3        Amendment No. 2 to the Stock Purchase Agreement, dated as of May 7, 2010, between Pershing and GGP.

10.4        Warrant and Registration Rights Agreement, dated as of May 10, 2010, between GGP and Mellon Investor Services LLC.

10.5        Waiver Agreement, dated as of May 7, 2010, between Pershing and GGP.

10.6        Fourth Amendment to Rights Agreement, dated as of May 10, 2010, between GGP and BNY Mellon Investor Services LLC.

99.1        Press Release titled “General Growth Properties Obtains Court Approval for Bidding Procedures and Issuance of Warrants Related to Enhanced Investment Proposal from Brookfield, Pershing Square and Fairholme” dated May 7, 2010.